STATE FARM VARIABLE PRODUCT TRUST

Supplement dated October 1, 2012 to the Statement of Additional Information dated May 1, 2012 of State Farm Variable Product Trust (the “SAI”).

The following paragraphs are added above the heading “Short Sales” on page 16 of the SAI:

Each of the Large Cap Equity Index Fund, the Small Cap Equity Index Fund and the International Equity Index Fund (together the “Equity Index Funds”) has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the U.S. Commodity Exchange Act, as amended (the “Commodity Exchange Act”) and, therefore, each Equity Index Fund is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

The Commodity Futures Trading Commission (“CFTC”) recently adopted amendments to Rule 4.5 of the Commodity Exchange Act that significantly limit the ability of certain regulated entities, including registered investment companies such as the Trust, to rely on an exclusion from registration with the CFTC as a “commodity pool operator.” The Equity Index Funds may be required to limit their use of positions in futures contracts and options on futures contracts in accordance with the requirements of amended Rule 4.5. If an Equity Index Fund ceases to be eligible for exclusion under Rule 4.5 of the Commodity Exchange Act, the Fund may be subject to dual regulation by the CFTC and SEC and may be required to register as a “commodity pool operator.” If an Equity Index Fund were to register as a “commodity pool operator,” it may experience difficulty in implementing its investment strategy or achieving its investment objective.